EXHIBIT 10.1


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                BRANCH PURCHASE AND DEPOSIT ASSUMPTION AGREEMENT

                                 AMENDMENT NO. 2

         This shall constitute an Amendment dated June __, 1998 to the Branch Purchase and Deposit Assumption Agreement (the "Agreement") entered into the 24th day of March 1998, as amended, between First Commonwealth Bank, a state chartered commercial bank having its principal office at Philadelphia and Sixth Streets, Indiana Pennsylvania 15701 (the "Seller"), and Nittany Financial Corp., a Pennsylvania holding company organized for the purpose of forming and owning 100% of the stock of Nittany Bank, a federally chartered stock savings bank (in formation), having its principal office at 637 Kennard Road, State College, Pennsylvania 16801 (the "Purchaser"). The Seller and the Purchaser are hereinafter sometimes collectively referred to as the "Parties".

         WHEREAS, pursuant to Section 10.03 of the Agreement, the Parties, by mutual consent of their respective duly authorized officers, wish to amend, modify and supplement the Agreement,

         NOW, THEREFORE, in consideration of and in accordance with the provisions of the Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby amend the "Definitions" section and Sections 1.03(a) and 1.05(a)(iii) of the Agreement as follows:

         DEFINITIONS

         "Premium" has the meaning set forth in Section 1.03(a) of this Agreement.



                                    ARTICLE I
                TRANSFER OF ASSETS AND ASSUMPTION OF LIABILITIES

1.03 Payment of Premium.
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         (a) The Purchaser further agrees that on the Effective Date, subject to the terms and conditions of this Agreement, it shall pay to the Seller a premium
in  the  form  of  cash  equal  to  nine   percent   (9%)and  it  shall  pay  to
______________,  the  holding  company of the Seller  owning  ___% of the voting stock of the Seller, a premium in the form of stock equal to one percent (1%) times (X) the Deposit Liabilities less Excluded Deposits as defined herein at the Branches (the "Premium")....


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1.05 Additional Obligations of the Parties.
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(a)      Actions by Seller at Closing. On the Effective Date, the Seller will:
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                           . . . . . . . . . . . . . .


         (iii) make available to the Purchaser cash equal to the sum of the Deposits Liabilities plus accrued interest assumed by the Purchaser plus the Deposit and the accrued interest thereon LESS the sum of: (i) the purchase price for the Loans to be assumed pursuant to Section 1.04(c); (ii) the payment for the assets set forth at Section 1.02(b)(i); and (iii) the nine percent (9%) cash portion of the Premium set forth in Section 1.03(a);...